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EXHIBIT 10.7


                               SECOND AMENDMENT TO

                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP

                  THIS SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF CORNERSTONE PROPERTIES LIMITED PARTNERSHIP (this "AMENDMENT"), dated as of April 28, 1998, is entered into by CORNERSTONE PROPERTIES INC., a Nevada corporation, as general partner (the "GENERAL PARTNER") of Cornerstone Properties Limited Partnership (the "PARTNERSHIP"), for itself and on behalf of the Limited Partners of the Partnership, and CONTRIBUTOR (as defined below).

                                   WITNESSETH:

                  WHEREAS, on the date hereof, One Memorial Drive Limited Partnership ("CONTRIBUTOR"), a Massachusetts limited partnership, has made a Capital Contribution to the Partnership and is entitled to receive Class A Partnership Common Units in the Partnership (the "OP UNITS") in exchange for the Property (as defined in the Agreement to Contribute dated as of the date hereof by and among Contributor, Partnership and others (the "CONTRIBUTION AGREEMENT")) pursuant to a closing under the Contribution Agreement;

                  WHEREAS, Contributor hereby instructs the Partnership to distribute the OP Units to (i) Memeno - 1787 Corp. ("Memeno"), (ii) The Congress Group, Inc. ("CGI"), (iii) Elohssa Realty Limited Partnership ("ELOHSSA"), (iv) New Memorial Drive, Inc. (which has simultaneously transferred all of its OP Units to Gardner and is no longer a "Distributee" for purposes hereof, (v) David
A. Gardner ("GARDNER"), (vi) Wynken Corp. ("WYNKEN") and (vii) DFS Holdings LLC ("DFS") (Memeno, CGI, Elohssa, Gardners, Wynken and DFS, collectively, the "DISTRIBUTEES") in the allocation set forth on EXHIBIT A;

                  WHEREAS, pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of Cornerstone Properties Limited Partnership dated as of December 23, 1997, as amended by that certain First Amendment to Agreement of Limited Partnership of Cornerstone Properties Limited Partnership, dated as of January 29, 1997 [sic] and that certain Amendment to such First Amendment, dated as of January 29, 1998 (as amended, the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect the admission of each Distributee as an Additional Limited Partner and holder of a certain number of OP Units and certain other matters described herein; and

                  WHEREAS, each Distributee desires to become a party to the Partnership Agreement as Limited Partner and to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

                  1. ADMISSION OF DISTRIBUTEES. Each Distributee is hereby admitted as an Additional Limited Partner in accordance with SECTION 12.2 of the Partnership Agreement holding such number of OP Units as is set forth on EXHIBIT
A. Each Distributee hereby agrees to become a party to the Partnership Agreement as a Limited Partner and to be bound by all the terms, conditions and other provisions of the Partnership Agreement, including but not limited to the power of attorney set forth in SECTION 2.4 of the Partnership Agreement. Pursuant to

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SECTION 12.2.B of the Partnership Agreement, the General Partner hereby consents to the admission of each Distributee as an Additional Limited Partner of the Partnership. The admission of each Distributee shall become effective as of the date of this Amendment, which shall also be the date on which the name of each Distributee is recorded on the books and records of the Partnership.

                  2. RESTATEMENT OF EXHIBIT A. EXHIBIT A to the Partnership Agreement is amended and restated by replacing such EXHIBIT A with EXHIBIT A attached to this Amendment. Notwithstanding anything to the contrary set forth in the Partnership Agreement, on the date hereof the Percentage Interest in Partnership of each Distributee shall be as set forth on EXHIBIT A.

                  3. FURTHER DISTRIBUTION AND ASSIGNMENT BY DISTRIBUTEES. The General Partner Acknowledges and agrees that any Distributee which is not an individual shall have the right to assign all but not less than all of its OP Units to the holders of the beneficial interest therein, consisting of David A. Gardner, Dean F. Stratouly and/or Edward Barry, provided such holders comply with clauses (i), (ii), (iii), (iv) and (v) of Section 1.2 of the Contribution Agreement and Subsections (C), (D) and (E) of Section 11.3 of the Partnership Agreement. Additionally, the General Partner further acknowledges and agrees that each holder of an OP Unit shall have the right to assign all but not less than all of its OP Units to another OP Unit holder, provided such assignee complies with clauses (i), (ii), (iii), (iv) and (v) of Section 1.2 of the Contribution Agreement and Subsections (C), (D) and (E) of Section 11.3 of the Partnership Agreement. Upon each such assignment, the assignee of the applicable OP Units shall be admitted as an Additional Limited Partner in accordance with
SECTION 12.2 of the Partnership Agreement and shall constitute a "Distributee" under this Amendment, and the terms of this Amendment shall be applicable as if such Distributee had been an original party to this Amendment.

                  4.     ALLOCATIONS. Notwithstanding the provisions of
SECTION 2.C of EXHIBIT C to the Partnership Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Property in the manner required by Section 704(c) of the Code, the Partnership will employ, and shall cause any entity controlled by the Partnership which holds title to the Property to employ, the "traditional method" (without curative allocations) as set forth in Regulation Section 1.704-3(b)(1).

                  5. DEFINITIONS; FULL FORCE AND EFFECT. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner and the Distributees hereby ratify and affirm. The rights and obligations of Distributees and General Partner shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and transferees in accordance with the provisions of Article 11 of the Partnership Agreement.

                  6. COUNTERPARTS. To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.


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                  IN WITNESS WHEREOF, the undersigned has executed this
Amendment as of the date first set forth above.


                               GENERAL PARTNER:

                               CORNERSTONE PROPERTIES INC.,
                               a Nevada corporation, as General Partner of Cornerstone Properties Limited Partnership and on behalf of existing Limited Partners

                               By: /s/ Frank H. Shields, Jr.
                                  ---------------------------------------
                                  Name:  Frank H. Shields, Jr.
                                  Title: Vice President

                               By: /s/ Barry J. McGowan
                                  ---------------------------------------
                                  Name:  Barry J. McGowan
                                  Title: Vice President


                               CONTRIBUTOR:

                               ONE MEMORIAL DRIVE LIMITED
                               PARTNERSHIP

                               By: One Memorial Operating Limited Partnership

                                       By: The Congress Group, Inc., General
                                           Partner

                                       By: /s/ Dean F. Stratouly
                                          -------------------------------
                                          Dean F. Stratouly
                                          Vice President


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                               DISTRIBUTEES:

                               /s/ David A. Gardner
                               ------------------------------------------
                               David A. Gardner



                               NEW MEMORIAL DRIVE, INC.



                               By:
                                  ---------------------------------------
                                  David A. Gardner
                                  President


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                                       THE CONGRESS GROUP, INC.



                                       By: /s/ Dean F. Stratouly
                                          -------------------------------
                                          Dean F. Stratouly
                                          Vice President


                                       ELOHSSA REALTY LIMITED
                                       PARTNERSHIP

                                       By: /s/ Edward F. Barry, Jr.
                                          -------------------------------
                                          Edward F. Barry, Jr., its sole
                                          general partner



                                       WYNKEN CORP.



                                       By: /s/ Dean F. Stratouly
                                          -------------------------------
                                          Dean F. Stratouly
                                          President



                                       DFS HOLDINGS LLC




                                       By: /s/ Dean F. Stratouly
                                          -------------------------------
                                          Dean F. Stratouly
                                          Its President



                                       MEMENO  - 1987 CORP, A _______
                                       CORPORATION



                                       By: /s/ Edward F. Barry, Jr.
                                          -------------------------------
                                          Name:  Edward F. Barry, Jr.
                                          Title: President